UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2024
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1220 N Price Road, Suite 2, Olivette, MO 63132
(Address of principal executive offices, Including Zip Code)

(314) 200-5218
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On June 21, 2024, Latch, Inc. (the “Company”) and LS HT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HelloTech, Inc. (“HelloTech”), pursuant to which Merger Sub will merge with and into HelloTech, with HelloTech continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).
As consideration for the Merger, the Company will (i) as further specified below, assume HelloTech’s outstanding borrowings under its existing term loan with its commercial bank (the “Bank”) and (ii) pay HelloTech’s Merger-related expenses in an amount up to $250,000. It is not currently anticipated that HelloTech’s stockholders or other equity holders (including option holders, warrant holders or holders of simple agreements for future equity) will receive any consideration in connection with the Merger.
As of June 21, 2024, HelloTech’s outstanding borrowings under its existing term loan with the Bank were approximately $6.9 million. However, the Bank has agreed to forgive approximately $0.9 million in outstanding borrowings owed by HelloTech under its existing term loan, plus any accrued interest, fees or unpaid expenses, in the event the parties do not enter into an agreement with respect to the Debt Assumption (as defined below) by July 15, 2024 (the “Debt Payoff”).
The Company is in active negotiations with the Bank for a term loan in the principal amount of $6.0 million, in connection with which the Company would also issue a warrant to the Bank to acquire 1,000,000 shares of the Company’s common stock at an exercise price of $1.25 per share and with a six-year term (the “Warrant”) (such transactions, collectively, the “Debt Assumption” and, together with the Debt Payoff, the “Debt Modification”). There can be no assurances that an agreement for the Debt Assumption will be reached with the Bank on terms that are acceptable to the Company or at all.
The Merger Agreement contains customary representations, warranties and covenants by and among the parties. The closing of the Merger, which is subject to customary conditions, is expected to occur on or after July 1, 2024.
The Merger Agreement may be terminated (i) upon mutual agreement of the parties, (ii) by either party in the event of an uncured material breach of the other party or (iii) by either party if the Merger has not been consummated by July 15, 2024.
The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement and the above description have been included to provide information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to the Company’s filings required by the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, the representations, warranties and covenants in the Merger Agreement should not be relied upon as statements of factual information.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K (this “Report”) regarding the Debt Modification is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.
The information set forth under Item 1.01 of this Report is incorporated herein by reference.
On June 24, 2024, the Company issued a press release announcing the execution of the Merger Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Report.
The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of the Company’s technology and products. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding the closing of the Merger and the negotiation of the Debt Assumption (together with the Merger, the “Transactions”). Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the Company’s businesses and the price of its securities; (ii) the risk that the Debt Assumption may not be agreed upon with the Bank or completed in a timely manner or at all, or that the terms thereof may differ from the Company’s current expectations; (iii) uncertainties as to the timing of the consummation of the Merger and the potential failure to satisfy the conditions to the consummation of the Merger; (iv) the risk that the Transactions may involve unexpected costs, liabilities or delays; (v) the effect of the announcement, pendency or completion of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (vi) the risk that the Company’s businesses may suffer as a result of uncertainty surrounding the Transactions and disruption of management’s attention due to the Transactions; (vii) the outcome of any legal proceedings related to the Transactions or otherwise, or the impact of the Transactions thereupon; (viii) risks that the anticipated benefits of the Transactions or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (ix) the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes, including successfully integrating HelloTech into its operations; (x) the Company’s ability to timely complete the ongoing restatement of its consolidated financial statements; (xi) the expected performance of the Company’s stock price; and (xii) the Company’s response to any of the aforementioned factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022 and other documents subsequently filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Latch, Inc., LS HT Merger Sub, Inc. and HelloTech, Inc., dated as of June 21, 2024.
99.1	Press Release dated June 24, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).
* A schedule to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	June 24, 2024	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel